UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

KKR & CO. L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34820 (Commission File Number)	26-0426107 (IRS Employer Identification No.)

9 West 57th Street, Suite 4200 New York, New York (Address of principal executive offices)	10019 (Zip Code)

(212) 750-8300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 2, 2010, KKR & Co. L.P. (the “Partnership”), KKR Management Holdings L.P. (“Management Holdings”), KKR Fund Holdings L.P. (“Fund Holdings” and together with Management Holdings, the “KKR Group Partnerships”), KKR Holdings L.P. (“Holdings”), KKR Group Holdings L.P. and KKR Group Limited entered into an Amended and Restated Exchange Agreement (the “Amended and Restated Exchange Agreement”) to amend and restate the Exchange Agreement, dated July 14, 2010 (the “Original Exchange Agreement”), by and among the Partnership, the KKR Group Partnerships and Holdings. A description of the material provisions of the Original Exchange Agreement has previously been reported by the Partnership in its prospectus filed pursuant to Rule 424(b) of the Securities Act of 1933 on October 1, 2010.

The amendments to the Original Exchange Agreement include:

•      Permitting Holdings to limit the number of KKR Group Partnerships Units (each KKR Group Partnership Unit consists of one Class A partner interest in each of the KKR Group Partnerships held together) that may be exchanged in any quarter.

•      Providing the right to cancel all or a portion of any exchange under certain conditions.

•      Providing that certain exchanges of units of Fund Holdings will be with a new subsidiary of the Partnership.  As a result, 1% of the income of the new subsidiary in respect of such exchanged Fund Holdings units will be included as taxable income of KKR Management Holdings Corp., and the income tax character of that portion of income if distributed to unitholders may differ from what it would have been absent the amendment.  If additional taxes result from the inclusion of this new subsidiary, Holdings will make payments to KKR Management Holdings Corp. in respect of those taxes.  The Partnership expects that the effect of these changes with respect to any particular unitholder, which may be positive, negative or neutral depending on the unitholder and character of income, will be immaterial.

The description of the Amended and Restated Exchange Agreement is qualified in its entirety by reference to the Amended and Restated Exchange Agreement that is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 Results of Operations.

On November 3, 2010, KKR & Co. L.P. issued a press release announcing financial results for its third quarter ended September 30, 2010.

The press release is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference in this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Exchange Agreement

99.1	Press release of KKR & Co. L.P., dated November 3, 2010 (This exhibit is furnished and not filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. L.P.
By: KKR Management LLC, its general partner

Date: November 3, 2010	By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Exchange Agreement

99.1	Press release of KKR & Co. L.P., dated November 3, 2010 (This exhibit is furnished and not filed)